Exhibit 10.8

TELADOC, INC.

SECOND AMENDED AND RESTATED
STOCK INCENTIVE PLAN

ARTICLE 10.	WITHHOLDING	10

10.1	Tax Withholding	10
10.2	Share Withholding	10

ARTICLE 11.	INDEMNIFICATION	10

ARTICLE 12.	SUCCESSORS	11

ARTICLE 13.	LEGAL CONSTRUCTION	11

13.1	Gender and Number	11
13.2	Severability	11
13.3	Requirements of Law	11
13.4	Regulatory Approvals and Listing	11
13.5	Securities Law Compliance	11
13.6	Governing Law	12

ii

TELADOC, INC.

SECOND AMENDED AND RESTATED
STOCK INCENTIVE PLAN

ARTICLE 1.                ESTABLISHMENT, PURPOSE, AND DURATION

1.1                               Establishment of the Plan.  Teladoc, Inc., a Delaware corporation (hereinafter referred to as the “Company”), hereby establishes this Second Amended and Restated Stock Incentive Plan (this “Plan”), which fully amends and restates that certain stock option and incentive award plan known as the “TelaDoc, Inc. Amended and Restated Stock Incentive Plan,” as set forth herein.  This Plan permits the grant of Incentive Stock Options and Nonqualified Stock Options.

This Plan shall become effective on the date it is approved by the Company’s Board of Directors (the “Effective Date”), and shall remain in effect as provided in Section 1.3.

1.2                               Purpose of the Plan.  The purpose of this Plan is to secure for the Company and its stockholders the benefits of the incentive inherent in stock ownership in the Company by employees, directors, and consultants or other individuals who perform services for the Company or its Affiliates, who are responsible for its future growth and continued success.  This Plan promotes the success and enhances the value of the Company by linking the personal interests of Participants (as defined below) to those of the Company’s stockholders, and by providing Participants with an incentive for outstanding performance.  This Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of Participants upon whose judgment, interest and special effort the successful conduct of its operation largely depends.

1.3                               Duration of the Plan.  This Plan shall commence on the Effective Date, and shall remain in effect, subject to the right of the Board to amend or terminate this Plan at any time pursuant to Article 9, until December 31, 2014.

ARTICLE 2.                DEFINITIONS

Whenever used in this Plan, the following terms shall have the meanings set forth below:

(a)                                 “Affiliate” means (i) each of TelaDoc Physicians, P.A., a Texas professional association, and (ii) any entity during any period in which it is a “subsidiary corporation” (as that term is defined in Code Section 424(f)) with respect to the Company

(b)                                 “Agreement” means an agreement entered into by each Participant and the Company, setting forth the terms and provisions applicable to Awards granted to Participants under this Plan.

(c)                                  “Award” means, individually or collectively, a grant under this Plan of Incentive Stock Options or Nonqualified Stock Options.

(d)                                 “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the Exchange Act.

(e)                                  “Board” or “Board of Directors” means the Board of Directors of the Company.

(f)                                   “Change in Control” means any of the following events:

(i)                                     The acquisition (other than from the Company) by any Person of Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the Company’s then outstanding voting securities; provided, however, that for purposes of this Section 2(f), the term “Person” shall not include any person who on the date hereof owns 25% or more of the combined voting power of the Company’s outstanding securities, and a Change in Control shall not be deemed to occur solely because fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its subsidiaries, or (ii) any corporation, which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition.

(ii)                                  Approval by stockholders of the Company of (1) a merger or consolidation involving the Company if the stockholders of the Company, immediately before such merger or consolidation do not, as a result of such merger or consolidation, own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the voting securities of the Company outstanding immediately before such merger or consolidation, or (2) a complete liquidation or dissolution of the Company or an agreement for the sale or other disposition of all or substantially all of the assets of the Company.

(iii)                               A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board shall be hereinafter referred to as the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 2(f) that any individual who becomes a member of the Board subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, including any successor to such Rule), or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board, shall not be so considered as a member of the Incumbent Board.

(g)                                  “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor act thereto.

(h)                                 “Committee” shall have the meaning ascribed to such term in Section 3.1.

(i)                                     “Common Stock” means the common stock of the Company, par value $.001 per share.

(j)                                    “Company” shall have the meaning ascribed to such term in Section 1.1.

(k)                                 “Director” means any individual who is a member of the Board of Directors of the Company.

(l)                                     “Effective Date” shall have the meaning ascribed to such term in Section 1.1.

(m)                             “Employee” means any employee of the Company or any of its Affiliates.  Directors who are not otherwise employed by the Company or its Affiliates are not considered Employees under this Plan.

(n)                                 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

(o)                                 “Fair Market Value” shall be determined as follows:

(i)                                     If, on the relevant date, the Shares are traded on a national or regional securities exchange or on Nasdaq and closing sale prices for the Shares are customarily quoted, on the basis of the closing sale price on the principal securities exchange on which the Shares may then be traded or, if there is no such sale on the relevant date, then on the immediately preceding day on which a sale was reported;

(ii)                                  If, on the relevant date, the Shares are not listed on any securities exchange or traded on Nasdaq, but nevertheless are publicly traded and reported on Nasdaq without closing sale prices for the Shares being customarily quoted, on the basis of the mean between the closing bid and asked quotations in such other over-the-counter market as reported by Nasdaq; but, if there are no bid and asked quotations in the over-the-counter market as reported by Nasdaq on that date, then the mean between the closing bid and asked quotations in the over-the-counter market as reported by Nasdaq on the immediately preceding day such bid and asked prices were quoted; and

(iii)                               If, on the relevant date, the Shares are not publicly traded as described in (i) or (ii), on the basis of the good faith determination of the Committee.

(p)                                 “Immediate Family” shall have the meaning ascribed to such term in Section 6.7.

(q)                                 “Incentive Stock Option” or “ISO” means an option to purchase Shares granted under Article 6 which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code,

(r)                                    “Insider” shall mean an Employee who is, on the relevant date, an officer or a directors or a ten percent (10%) Beneficial Owner of any class of the Company’s or its Affiliate’s equity securities that is registered pursuant to Section 12 of the Exchange Act or any successor provision, as “officer” and “director” are defined under Section 16 of the Exchange Act,

(s)                                   “Named Executive Officer” means a Participant who, as of the date of vesting and/or payout of an Award is one of the group of “covered employees,” as defined in the regulations promulgated under Code Section 162(m), or any successor statute.

(t)                                    “Nasdaq” means The Nasdaq Stock Market.

(u)                                 “Nonqualified Stock Option” or “NQSO” means an option to purchase Shares granted under Article 6, and which is not intended to meet the requirements of Code Section 422.

(v)                                 “Option” means an Incentive Stock Option or a Nonqualified Stock Option.

(w)                               “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

(x)                                 “Participant” means an Employee, a Director, a consultant or other individual who performs services for the Company or any of its Affiliates, and who has been granted an Award under this Plan which is outstanding.

(y)                                 “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

(z)                                  “Plan” shall have the meaning ascribed to such term in Section 1.1.

(aa)                          “Shares” means the shares of Common Stock of the Company (including any new, additional or different stock or securities resulting from the changes described in Section 4.3).

ARTICLE 3.                ADMINISTRATION

3.1          The Committee.  This Plan shall be administered by the Board or Compensation Committee of the Board, or by any other committee, subcommittee or Person appointed by the Board that is granted authority to administer this Plan (hereinafter, the “Committee”).  Subject to the Committee’s charter, the members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

3.2          Authority of the Committee.  Subject to the provisions of this Plan, the Committee shall have full power to select the Employees, Directors, consultants and other individuals who perform services for the Company or its Affiliates who shall participate in this Plan (who may change from year to year); determine the size and types of Awards; determine the terms and conditions of Awards in a manner consistent with this Plan (including conditions on the exercisability of all or a part of an Option and/or conditions regarding the forfeiture or repurchase of all or a part of an Option or Shares issued upon the exercise of an Option upon cessation of a Participant’s service to the Company or its Affiliates); construe and interpret this Plan and any agreement or instrument entered into under this Plan; establish, amend or waive rules and regulations for this Plan’s administration; and (subject to the provisions of Article 9) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in this Plan, including accelerating the time any Option may be exercised and establishing different terms and conditions relating to the effect of the termination of a Participant’s employment by or provision of services to the Company or its Affiliates.  Without limiting the generality of the foregoing, as a condition to the issuance of any Award, the Committee may, in its discretion, require the applicable Participant to agree (as part of such Participant’s Agreement or otherwise) that in the event that such Participant ceases to be employed, engaged or retained by the Company or its Affiliates for any reason, then all Options granted or awarded to such Participant (of whatever nature and whether held by such Participant or by one or more of such Participants) and Shares issued upon exercise of such Options which as of the date of termination:  (i) have not vested or have vested but are subject (in accordance with the applicable Agreement or this Plan) to automatic forfeiture or cancellation upon cessation of such Participant’s employment or engagement, will be cancelled (and no consideration will be paid by the Company therefor), (ii) have vested and are not subject (in accordance with the applicable Agreement or this Plan) to automatic forfeiture or cancellation upon cessation of the Participant’s employment or engagement, will be subject to repurchase by the Company, at the option of the Board, at a price equal (A) with respect to an Option, the aggregate Fair Market Value of the Shares underlying such Option less the aggregate Option Price payable under such Option in respect of such Shares, and (B) with respect to Shares issued upon the exercise of Options, the aggregate Fair Market Value of the Shares.  Further, the Committee shall make all other determinations which may be necessary or advisable in the Committee’s opinion for the administration of this Plan.  All expenses of administering this Plan shall be borne by the Company.

3.3                               Decisions Binding.  All determinations and decisions made by the Committee pursuant to the provisions of this Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all Persons, including the Company, its Affiliates, their respective stockholders and equity owners, Employees, Participants and their respective estates and beneficiaries.

ARTICLE 4.                SHARES SUBJECT TO THE PLAN

4.1          Number of Shares.  Subject to adjustment as provided in Section 4.3, the total number of Shares available for grant of all Awards under this Plan shall be equal to eight million sixty three thousand one hundred twenty six (8,063,126) Shares.  The Shares may, in the discretion of the Company, be either authorized but unissued Shares or Shares held as treasury shares, including Shares purchased by the Company, whether on the market or otherwise.  The following rules shall apply for purposes of the determination of the number of Shares available for grant under this Plan:

(a)                                 The grant of an Option shall reduce the Shares available for grant under this Plan by the number of Shares subject to such Award.

(b)                                 While an Option is outstanding, it shall be counted against the authorized pool of Shares, regardless of its vested status,

4.2          Lapsed Awards.  If any Award granted under this Plan is canceled, terminates, expires or lapses for any reason, or if Shares are withheld in payment of the Option Price or for withholding taxes, any Shares subject to such Award or that are withheld shall again be available for the grant of an Award under this Plan.  However, in the event that prior to an Award’s cancellation, termination, expiration or lapse, the holder of such Award at any time received one or more “benefits of ownership” pursuant to such Award (as defined by the Securities and Exchange Commission, pursuant to any rule or interpretation promulgated under Section 16 of the Exchange Act), the Shares subject to such Award shall not again be made available for re-granting under this Plan.

4.3          Adjustments In Authorized Shares.  In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares which may be delivered under this Plan, and in tire number and class of and for price of Shares subject to outstanding Awards granted under this Plan, as may be determined to be appropriate by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any

Award shall always be a whole number and the Committee shall make such adjustments as are necessary to insure Awards of whole Shares.

ARTICLE 5.                ELIGIBILITY AND PARTICIPATION

Any key Employee of the Company or any Affiliate, including any such Employee who is also a Director of the Company or a director of any of its Affiliates, any non-employee Director, and any consultant or other individual who performs services for the Company or any of its Affiliates, whose judgment, initiative and efforts contribute or may be expected to contribute materially to the successful performance of the Company or any of its Affiliates shall be eligible to receive an Award under this Plan.  In determining the individuals to whom such an Award shall be granted and the number of Shares which may be granted pursuant to that Award, the Committee shall take into account the duties of the respective individual, his or her present and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of this Plan.

ARTICLE 6.                STOCK OPTIONS

6.1          Grant of Options.  Subject to the terms and provisions of this Plan, Options may be granted to Participants at any time and from time to time as shall be determined by the Committee.  The Committee shall have discretion in determining the number of Shares subject to Options granted to each Participant.  No Participant may be granted ISOs (under this Plan and all other incentive stock option plans of the Company and any of its Affiliate) which are first exercisable in any calendar year for Common Stock having an aggregate Fair Market Value (determined as of the date an Option is granted) that exceeds $100,000.  The preceding annual limit shall not apply to NQSOs.  The Committee may grant a Participant ISOs, NQSOs or a combination thereof, and may vary such Awards among Participants; provided that only an Employee of the Company (but not an Employee of an Affiliate) may be granted ISOs.

6.2          Agreement.  Each Option grant shall be evidenced by an Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains and such other provisions as the Committee shall determine.  The Option Agreement shall further specify whether the Award is intended to be an ISO or an NQSO.  Any portion of an Option that is not designated as an ISO or otherwise fails or is not qualified as an ISO (even if designated as an ISO) shall be a NQSO.

6.3          Option Price.  The Option Price for each grant of an ISO shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted.  In no event, however, shall any Participant who owns (within the meaning of Section 424(d) of the Code) stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company be eligible to receive an ISO at an Option Price less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date the ISO is granted.  The Option Price for each grant of a NQSO shall be established by the Committee and, in its discretion, may be less than the Fair Market Value of a Share on the date the Option is granted, but only if such Option complies with the requirements of Code Section 409A.

6.4          Duration of Options.  Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant; provided, further, however, that any ISO granted to any Participant who at such time owns (within the meaning of Section 424(d) of the Code) stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, shall not be exercisable later than the fifth (5th) anniversary date of its grant.

6.5          Exercise of Options.  Options granted under this Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, including conditions related to the Participant’s employment by or provision of services to the Company or any of its Affiliates, which need not be the same for each grant or for each Participant.  Each Option shall be exercisable for such number of Shares and at such time or times, including periodic installments, as may be determined by the Committee at the time of the grant.  The Committee may provide in the Agreement for automatic accelerated vesting and other rights upon the occurrence of a Change in Control of the Company.  Except as otherwise provided in the Agreement, the right to purchase Shares that are exercisable in periodic installments shall be cumulative so that when the right to purchase any Shares has accrued, such Shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option.

6.6          Payment.  Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.  The Option Price upon exercise of any Option shall be payable to the Company in full, either:  (a) in cash, (b) cash equivalent approved by the Committee, (c) if approved by the Committee, by tendering previously acquired Shares or delivering a certification of ownership of such Shares) having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for six (6) months, if required for accounting purposes, and for the period required by law, if any, prior to their tender to satisfy the Option Price), or (d) by a combination of (a), (b) and (c).  The Committee also may allow cashless exercises as permitted under Federal Reserve Board’s Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with this Plan’s purpose and applicable law.  As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant’s name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s), and may place appropriate legends on the certificates representing such Shares.

6.7          Limited Transferability.  If permitted by the Committee in the Agreement, a Participant may transfer an Option granted hereunder, including, but not limited to, transfers to members of his or her Immediate Family (as defined below), to one or more trusts for the benefit of such Immediate Family members, or to one or more partnerships where such Immediate Family members are the only partners, if (i) the Participant does not receive any consideration in any form whatsoever for such transfer, (ii) such transfer is permitted under applicable tax laws, and (iii) if the Participant is an Insider, such transfer is permitted under Rule 16b-3 of the Exchange Act as in effect from time to time.  Any Option so transferred shall continue to be subject to the same terms and conditions in the hands of the transferee as were applicable to said Option immediately prior to the transfer thereof.  Any reference in any such Agreement to the employment by or provision of services to the Company or any of its Affiliates by the Participant shall continue to refer to the employment of or provision of services by, the transferring Participant.  For purposes hereof, “Immediate Family” shall mean the Participant and the Participant’s spouse, children and grandchildren.  Any Option that is granted pursuant to any Agreement that did not initially expressly allow the transfer of said Option and that has not been amended to expressly permit such transfer, shall not be transferable by the Participant other than by will or by the laws of descent and distribution and such Option thus shall be exercisable in the Participant’s lifetime only by the Participant.

6.8          Stockholder Rights.  No Participant shall have any rights as a stockholder with respect to Shares subject to an Option until the issuance of such Shares to the Participant pursuant to the exercise of such Option.

ARTICLE 7.                BENEFICIARY DESIGNATION

To the extent applicable, each Participant under this Plan may, from time to time, name any beneficiary or beneficiaries (who may be mined contingently or successively) to whom any benefit under this Plan is to be paid in case of his or her death before he or she receives any or all of such benefit.  Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company and shall be effective only when filed by the Participant, in writing, with the Company during the Participant’s lifetime.  In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.  If required, the spouse of a married Participant domiciled in a community property jurisdiction shall join in any designation of a beneficiary or beneficiaries other than the spouse.

ARTICLE 8.                RIGHTS OF EMPLOYEES

8.1          Employment.  Nothing in this Plan shall interfere with or limit in any way the right of the Company or any of its Affiliates to terminate any Participant’s employment by, or provision of services to, the Company or such Affiliate at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any of its Affiliates.  For purposes of this Plan and any Agreement issued pursuant hereto, transfer of employment of a Participant between the Company and any one of its Affiliates (or between Affiliates) shall not be deemed a termination of employment.

8.2          Participation.  No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

ARTICLE 9.                AMENDMENT, MODIFICATION AND TERMINATION

9.1          Amendment, Modification and Termination.  The Board may, at any time and from time to time, alter, amend, suspend or terminate this Plan in whole or in part; provided, that, unless approved by the holders of a majority of the outstanding shares of the Company’s preferred stock, par value $.001 per share, and Common Stock, voting together as a single class on an as-converted basis, no amendment shall be made to this Plan if such amendment would

(a) materially modify the eligibility requirements provided in Article 5; (b) increase the total number of Shares (except as provided in Section 4.3) which may be granted -under this Plan; (c) extend the term of this Plan; or (d) amend this Plan in any other manner which the Board, in its discretion, determines should become effective only if approved by the stockholders even if such stockholder approval is not expressly required by this Plan or by law.

9.2          Awards Previously Granted.  No termination, amendment or modification of this Plan shall adversely affect in any material way any Award previously granted under this Plan, without the written consent of the Participant holding such Award.  The Committee shall, with the written consent of the Participant holding such Award, have the authority to cancel Awards outstanding and grant replacement Awards therefor.

9.3          Compliance With Code Section 162(m).  At all times when the Committee determines that compliance with Code Section 162(m) is required or desired, all Awards granted under this Plan to Named Executive Officers shall comply with the requirements of Code Section 162(m).  In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards under this Plan, the Committee may, subject to this Article 9, make any adjustments it deem appropriate.

ARTICLE 10.              WITHHOLDING

10.1        Tax Withholding.  The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any taxable event arising in connection with an Award under this Plan.

10.2        Share Withholding.  With respect to withholding required upon the exercise of Options, or upon any other taxable event arising as a result of Awards granted hereunder which are to be paid in the form of Shares, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction.  All elections shall be irrevocable, made in writing, signed by the Participant, and elections by Insiders shall additionally comply with all legal requirements applicable to Share transactions by such Participants.

ARTICLE 11.              INDEMNIFICATION

Each individual who is or shall have been a member of the Committee, or the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf.

The foregoing right of indemnification shall be in addition to any other rights of indemnification to which such individuals may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE 12.              SUCCESSORS

All obligations of the Company under this Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 13.              LEGAL CONSTRUCTION

13.1        Gender and Number.  Except where otherwise indicated by the context, any masculine term used herein shall also include the feminine; the plural shall include the singular and the singular shall include the plural.

13.2        Severability.  If any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

13.3        Requirements of Law.  The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

13.4        Regulatory Approvals and Listing.  The Company shall not be required to issue any certificate or certificates for Shares under this Plan prior to (i) obtaining any approval from any governmental agency which the Company shall, in its discretion, determine to be necessary or advisable, (ii) the admission of such Shares to listing on any national securities exchange or Nasdaq on which the Company’s Shares may be listed, and (iii) the completion of any registration or other qualification of such Shares under any state or federal law or ruling or regulation of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable.

Notwithstanding any other provision set forth in this Plan, if required by the then-current Section 16 of the Exchange Act, any “derivative security” or “equity security” offered pursuant to this Plan to any Insider may not be sold or transferred for at least six (6) months after the date of grant of such Award.  The terms “equity security” and “derivative security” shall have the meanings ascribed to them in the then-current Rule 16(a) under the Exchange Act.

13.5        Securities Law Compliance.  With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act.  To the extent any provisions of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

13.6        Governing Law.  To the extent not preempted by Federal law, this Plan, the entire relationship of the parties hereto, all agreements hereunder and any litigation between them (whether grounded in contract, tort, statute, law or equity), shall be construed in accordance with and governed by the laws of the State of Delaware without giving effect to its conflicts of laws principles.

AS APPROVED BY THE BOARD OF DIRECTORS OF TELADOC, INC. ON OCTOBER 17, 2013,

TELADOC, INC.

By:	/s/ Jason Gorevic
Name: Jason Gorevic
Title: Chief Executive Officer